UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): May 28, 2008

HYDRON TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

New York	0-6333	13-1574215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 4400 34th Street N, Suite F,

Saint Petersburg, Florida 33714

(Address of principal executive offices)

(727) 342-5050

(Registrant’s telephone number, including area code)

Copy to:

Robert C. Brighton, Jr., Esq.

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Phone: (954) 527-2473

Fax: (954) 333-4073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Registrant’s Form 12b-25 Notification of Late Filing filed on May 14, 2008, the Registrant was unable to timely file its Form 10QSB for the period ended March 31, 2008 because it lacked sufficient funding to complete the financial statements included in its report and is seeking means of obtaining such funding. The Registrant was unable to file its Form 10QSB during the grace period provided by the Form 12b-25 filing.

Subsequently, the Registrant received on May 28, 2008, a Delinquency Notice dated May 21, 2008 from the Financial Industry Regulatory Authority (FINRA) with respect to the Registrant’s failure to timely file its reports with the Securities Exchange Commission (Commission). Among other requirements, FINRA requires that issuers timely file their reports with the Commission in order for their securities to be eligible for quotation on the OTC Bulletin Board (OTCBB). In the Deficiency Notice, FINRA stated that a fifth character (the letter “E”) would be added to the Registrant’s trading symbol and that “unless the delinquent filing has been received and time stamped by the Commission’s EDGAR System by 5:30 p.m. EST on June 20, 2008, the securities of the Company will not be eligible for quotation on the OTC Bulletin Board (OTCBB) and therefore will be removed.”

Currently, the Registrant is considering various options to raise funds to file its delinquent Form 10QSB filing on or before June 20, 2008 and preserve its eligibility for quotation on the OTCBB, including obtaining a loan from a related entity. See also Item 8.01 below.

Item 8.01   Other Events.

In light of the Registrant’s inability to generate sufficient cash flow to maintain its current operations, the Registrant is reviewing all alternatives available to it to enhance value for its creditors and shareholders which include: filing for Bankruptcy protection, an Assignment for the Benefit of Creditors or engaging in a transaction with a third party, which would likely include related parties of the Registrant, that could include loans secured by assets of the Registrant, the sale of assets of the Registrant and a going private transaction. The Registrant cannot provide any assurances regarding any of these alternatives, including without limitation whether the Registrant will be able to obtain any funding from any source and/or maintain its operations, and, if a transaction should occur, what type of transaction would take place, in what time frame and the effect of any such transaction on the Registrant’s ability to meet its obligations to its creditors and/or preserve any value for its shareholders.

Item 9.01   Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits

Please see the Exhibit Index following the Signature Page for the Exhibit included with this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDRON TECHNOLOGIES, INC.

	BY:	/s/ DAVID POLLOCK
David Pollock Chief Executive Officer
Dated: June 3, 2008

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	OTCBB Delinquency Notification.